SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ---------------------
                                   FORM 8-K/A
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 Date of earliest event reported: April 16, 2003



                               LMI AEROSPACE, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Missouri
                 (State or Other Jurisdiction of Incorporation)


        0-24293                                        43-1309065
(Commission File Number)                  (I.R.S. Employer Identification No.)

3600 Mueller Road, St. Charles, Missouri                 63301
(Address of Principal Executive Offices)              (Zip Code)

                                 (636) 946-6525
              (Registrant's Telephone Number, Including Area Code)

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         On April 17, 2003, LMI  Aerospace,  Inc. filed a Form 8-K reporting the issuance of a press release relating to its financial performance during the Fourth Quarter and the year ended December 31, 2002. Beginning on March 28, 2003, the Securities and Exchange Commission has required reporting companies to file press releases disclosing material non-public information regarding the registrant's results of operations or financial condition under Item 12 of Form 8-K. The Company inadvertently reported the issuance of its press release under
Item 5 instead of under Item 12. The Company is filing this amendment to its Form 8-K filed on April 17, 2003 in order to correctly report the issuance of the Company's press release dated April 16, 2003 under Item 12 of Form 8-K.

Item 12.  Results of Operations and Financial Condition.

On April 16, 2003, LMI Aerospace, Inc. issued a press release relating to its financial performance during the Fourth Quarter and the year ended December 31, 2002. The text of the announcement is attached hereto as Exhibit 99.1.

         Exhibit Number            Description

         99.1 Text of Press Release, dated April 16, 2003, issued by LMI Aerospace, Inc.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 22, 2003

                               LMI AEROSPACE, INC.


                               By: /s/ Lawrence E. Dickinson
                                  ---------------------------------------
                                   Lawrence E. Dickinson
                                   Chief Financial Officer and Secretary



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                                  EXHIBIT INDEX


Exhibit                    Description

99.1 Text of Press Release, dated April 16, 2003, issued by LMI Aerospace, Inc.